                                                                    EXHIBIT 99.3


                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                      THE PERIOD ENDED: SEPTEMBER 30, 1999

IN RE:                                 :     CASE NO.:    99-52111
                                             Chapter 11

                                       :     Judge:       Marilyn Shea-Stonum

DeVlieg-Bullard, Inc.
Debtor                                 :

                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]     Operating Statement                  (Form 2)
         [X]     Balance Sheet                        (Form 3)
         [X]     Summary of Operations                (Form 4)
         [X]     Monthly Cash Statement               (Form 5)
         [X]     Statement of Compensation            (Form 6)
         [ ]
                 ----------------------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases IS/IS NOT in effect; and (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases ARE/ARE NOT current. (Explain on separate sheet if not true.

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

         Dated:        11-2-99           /s/ Scott Gerhartz
                     ------------        ---------------------------------------
                                         Debtor in Possession


                                         Vice President             815-282-4100
                                         ---------------------------------------
                                         Title                      Phone

                         OPERATING STATEMENT (P&L) TOTAL
                                 (ACCRUAL BASIS)

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: 30-Sep-99
                                       ---------


                                           Current             Total
                                            Month           Since Filing          8/31/99
                                         -----------        ------------        -----------
Total Revenue / Sales                    $ 5,105,011        $ 12,359,314        $ 5,132,303
Cost of Sales                            $ 3,122,015        $  7,765,678        $ 3,027,663
Amortization                             $   125,000        $    250,000        $   125,000
                                         -----------        ------------        -----------
Gross Profit                             $ 1,857,996        $  4,343,636        $ 1,979,640
                                         ===========        ============        ===========

     EXPENSES:
Officer Compensation                     $    51,174        $    144,174        $    59,000
Salary Expenses                          $   789,255        $  1,977,461        $   752,206
Employee Benefits & Pensions             $   132,750        $    375,853        $   131,103
Payroll Taxes                            $    97,394        $    223,287        $    85,893
Other Taxes                              $    21,313        $     32,313        $     8,000
Rent & Lease Expense                     $   111,800        $    343,275        $   137,475
Interest Expense                         $   309,000        $    630,000        $   319,000
Insurance                                $    10,248        $     22,248        $    10,000
Automobile & Truck Expense               $    24,883        $     81,696        $     2,813
Utilities                                $    82,645        $    306,775        $   135,130
Depreciation                             $   112,083        $    302,166        $   135,083
Travel and Entertainment                 $   103,047        $    231,300        $    98,253
Repairs and Maintenance                  $    38,410        $     97,610        $    16,200
Advertising                              $    47,000        $     74,000        $    15,000
Supplies, Office Expenses, etc           $   101,344        $    223,234        $    92,890
Other Administrative                     $   300,440        $  1,141,371        $   187,931
                                         -----------        ------------        -----------
TOTAL EXPENSES:                          $ 2,332,786        $  6,206,763        $ 2,185,977
                                         -----------        ------------        -----------
NET OPERATING PROFIT / (LOSS)            $  (474,790)       $ (1,863,127)       $  (206,337)
                                         ===========        ============        ===========
Add:    Non-Operating Income:
                 Interest Income         $        --        $         --        $        --
                 Other Income            $        --        $      1,000        $     1,000

Add:    Non-Operating Expenses:
                 Professional Fees       $  (160,000)       $   (638,000)       $  (278,000)
                 Other                   $   (36,250)       $    (78,250)       $   (35,000)
                                         -----------        ------------        -----------
NET INCOME / (LOSS)                      $  (671,040)       $ (2,578,377)       $  (518,337)
                                         ===========        ============        ===========

 Date:
       ------------              -----------------------------------------------

                          BALANCE SHEET - CONSOLIDATED

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: 30-Sep-99
                                       ---------


                                      CURRENT MONTH         PRIOR MONTH           AT FILING
                                      -------------        -------------        -------------
ASSETS:

Cash                                  $     183,559        $      65,000        $     330,000
Inventory                             $  34,838,646        $  34,887,000        $  36,580,500
Accounts Receivable                   $  13,378,013        $  13,143,000        $  11,660,000
Insider Receivables                   $       7,000        $       7,000        $       7,000
Land and Buildings                    $   3,061,480        $   3,061,000        $   3,061,000
Furniture, Fixtures, & Equip          $  20,945,905        $  20,946,000        $  20,946,000
Accumulated Depreciation              $ (17,107,990)       $ (17,014,000)       $ (16,811,000)
Other: Prepaid                        $   2,424,804        $   2,889,000        $   1,964,000
Other: Intangibles                    $  44,043,593        $  44,089,000        $  44,431,500
                                      -------------        -------------        -------------
TOTAL ASSETS:                         $ 101,775,010        $ 102,073,000        $ 102,169,000
                                      =============        =============        =============
LIABILITIES:

POSTPETITION LIABILITIES
Accounts Payable                      $     641,000        $     455,000        $          --
Wages and Salaries                    $     355,000        $     355,000        $          --
Taxes Payable                         $       6,000        $      55,000        $          --
Other Accrued                         $     505,767        $     636,000        $          --
                                      -------------        -------------        -------------
TOTAL POSTPETITION LIABILITIES        $   1,507,767        $   1,501,000        $          --
                                      =============        =============        =============
SECURED LIABILITIES:

Subject to Postpetition
Collateral or Financing Order         $  27,168,620        $  26,748,000        $  26,678,000
All Other Secured Liab                $   1,047,000        $   1,047,000        $   1,047,000
                                      -------------        -------------        -------------
TOTAL SECURED LIABILITIES:            $  28,215,620        $  27,795,000        $  27,725,000
                                      =============        =============        =============
PREPETITION LIABILITIES
Taxes and Other Priority Liab         $   2,073,000        $   2,093,000        $   2,247,000
Unsecured Liabilities                 $  68,761,000        $  68,620,000        $  68,171,000
Other: Insider Payable                $   3,317,000        $   3,317,000        $   3,317,000
                                      -------------        -------------        -------------
TOTAL PREPETITION LIAB.               $  74,151,000        $  74,030,000        $  73,735,000
                                      =============        =============        =============
EQUITY:
Owners Capital                        $  16,765,000        $  16,765,000        $  16,765,000
Retained Earnings-Pre Pet.            $ (16,286,000)       $ (16,286,000)       $ (16,056,000)
Retained Earnings-Post Pet.           $  (2,578,377)       $  (1,907,337)       $          --
                                      -------------        -------------        -------------
TOTAL EQUITY:                         $  (2,099,377)       $  (1,428,337)       $     709,000
                                      =============        =============        =============
TOTAL LIABILITIES
AND EQUITY:                           $ 101,775,010        $ 101,897,663        $ 102,169,000
                                      =============        =============        =============

 Date:
       ------------              -----------------------------------------------

                      SUMMARY OF OPERATIONS - CONSOLIDATED

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: 30-Sep-99
                                       ---------


                     SCHEDULE OF POSTPETITION TAXES PAYABLE

                                BEGINNING        ACCRUED/       PAYMENTS/       ENDING
                                 BALANCE         WITHHELD       DEPOSITS        BALANCE
                                 --------        --------       --------       --------
INCOME TAXES WITHHELD:
Federal:                         $     --        $189,000       $189,000       $     --
State:                           $     --        $ 43,000       $ 43,000       $     --
Local:                           $     --        $  6,000       $  6,000       $     --

FICA WITHHELD:                   $     --        $107,000       $107,000       $     --

EMPLOYERS FICA:                  $     --        $107,000       $107,000       $     --

UNEMPLOYMENT TAX:
Federal:                         $  4,000        $     --       $     --       $  4,000
State:                           $(63,000)       $  1,000       $  1,000       $(63,000)

SALES, USE & EXCISE TAXES:       $     --        $     --       $  2,000       $ (2,000)

PROPERTY TAXES:                  $ 49,000        $  4,000       $     --       $ 53,000

WORKERS' COMPENSATION            $     --        $ 32,000       $     --       $ 32,000

OTHER:                           $     --        $     --       $     --       $     --
                                 --------        --------       --------       --------
TOTALS:                          $(10,000)       $489,000       $455,000       $ 24,000
                                 ========        ========       ========       ========

                          AGING OF ACCOUNTS RECEIVABLE
                        AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                             0-30          OVER 30          OVER 60

Post Petition Accounts Payable       $  560,298       $   80,702       $       --

Accounts Receivable                  $9,960,000       $2,323,000       $1,087,000

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.



 Date:
       ------------              -----------------------------------------------

                      MONTHLY CASH STATEMENT - CONSOLIDATED

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: 30-Sep-99
                                       ---------

Cash Activity Analysis (Cash Basis Only)

                                  General          Payroll            Tax     Cash Collection
                                  Account          Account          Account        Account
                                ----------       ----------       ----------      --------
A.     Beginning Balance        $  317,000       $  214,000       $       --      $     --

B.     Receipts                 $2,681,000       $1,035,000       $       --      $     --

C.     Balance Available        $2,998,000       $1,249,000       $       --      $     --

D.     Less Disbursements       $2,815,145       $  993,000       $       --      $     --
                                ----------       ----------       ----------      --------
E.     Ending Balance           $  182,855       $  256,000       $       --      $     --
                                ==========       ==========       ==========      ========


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

GENERAL ACCOUNT:

       1. Depository Name & Location
                                     -------------------------------------------
       2. Account Number
                                     -------------------------------------------
          see attached schedule:     DeVlieg Other Accounts
                                     -------------------------------------------

PAYROLL ACCOUNT:

       1. Depository Name & Location
                                     -------------------------------------------
       2. Account Number
                                     -------------------------------------------
          see attached schedule:     DeVlieg Other Accounts
                                     -------------------------------------------

TAX ACCOUNT:

       1. Depository Name & Location
                                     -------------------------------------------
       2. Account Number
                                     -------------------------------------------

Other Monies on Hand (Specify type and location) ( I.e. CD's, petty cash)

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
          see attached schedule: DeVlieg Other Accounts

 Date:
       ------------              -----------------------------------------------

                             DEVLIEG OTHER ACCOUNTS

Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: 30-Sep-99
                                       ---------


SERVICES GROUP
GENERAL ACCOUNT:

           1. Depository Name & Location National City Bank
                                         ---------------------------------------
           2. Account Number             628513872 & 628513933
                                         ---------------------------------------

PAYROLL ACCOUNT:

           1. Depository Name & Location Bank One
                                         ---------------------------------------
           2. Account Number             615841137 (Closed August 31, 1999)
                                         ---------------------------------------

Other Monies on Hand (Specify type and location) ( I.e. CD's, petty cash)

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

POWERMATIC
GENERAL ACCOUNT:

           1. Depository Name & Location First National Bank - McMinnville, TN
                                         ---------------------------------------
           2. Account Number             004-452-4
                                         ---------------------------------------
PAYROLL ACCOUNT:

           1. Depository Name & Location Union Planters - McMinnville, TN
                                         (Closed out as of 8/31/99)
                                         ---------------------------------------
           2. Account Number             0000 913855
                                         ---------------------------------------

Other Monies on Hand (Specify type and location) ( I.e. CDs, petty cash)

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

TOOLING SYSTEMS DIVISION
GENERAL ACCOUNT:

           1. Depository Name & Location Citizens Bank Frankenmuth, MI
                                         ---------------------------------------
           2. Account Number             4511613327
                                         ---------------------------------------

PAYROLL ACCOUNT:

           1. Depository Name & Location National City Bank - Frankenmuth, MI
                                         ---------------------------------------
           2. Account Number             628520925
                                         ---------------------------------------

Other Monies on Hand (Specify type and location) ( I.e. CD's, petty cash)

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

                   DEVLIEG-NOTES TO MONTHLY OPERATING REPORTS


Debtor: DeVlieg Bullard, Inc.                                 Case No: 99-52111
        ---------------------                                          --------

                         Month Ending: 30-Sep-99
                                       ---------

NOTES TO MONTHLY OPERATING REPORTS

(1) Due to the recent sale of the Powermatic Division, the Powermatic financial information has not been closed for the month of September 1999. However, certain financial information, pursuant to bank reporting requirements has been provided and that information has been utilized to estimate the results provided herein.

ACCOUNTS DUE PAST 30 DAYS
         VENDOR               DATE         AMOUNT                 REASON

Argus Management         08/11 -08/19    $ 32,074.06            Waiting on Court Approval
AT&T                             25-Aug  $ 10,380.19            Timing of Invoice Receipt
Pure Tech Systems        8/10 - 8/16     $  9,731.75            Receipt of Product Issue
HDH Group                        13-Aug  $ 28,516.00            Resolving COBRA employee issues
                                        -------------
                                         $ 80,702.00
                                        =============